ENDEAVOR SERIES TRUST
Supplement dated December 31, 1998
to Prospectuses and Statements of Additional Information dated
May 1 and May 15, 1998



	Effective December 31, 1998, Endeavor Investment Advisers, a California general partnership of Endeavor Management Co. and AUSA Financial Markets, Inc., will be terminated and dissolved. All management and administrative duties of Endeavor Investment Advisers will be assumed by Endeavor Management Co. effective December 31, 1998.


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